Bill of Sale

Plaintiff Funding Holding Inc. dba LawCash, ("Seller") hereby sells and transfers all of its rights title and interest in the Cases, a list of which is appended hereto as Schedule A ("The Cases") and made a part hereof, to Mango Soft Inc. ("Buyer") as of the date of execution indicated below.

1. Seller represents to Buyer that Seller owns full rights and title to the Cases and has the unfettered right to convey same to Buyer. In the event that it is clearly demonstrated that any individual case was not the property of Seller at the time of conveyance, Seller shall reimburse Buyer for the Purchase Price paid for that case. In addition, the Seller represents that to the best of their knowledge these are all active and open cases.

2. Buyer shall pay the Purchase Price of $400,000.00 upon the execution of this Bill of Sale. The Purchase Price, which shall reflect the principal value advanced together with all outstanding fees and charges for the Case as of the date of the Bill of Sale, is reflected on Schedule A.

3. It is expressly understood that a Case is a contingent interest in a non-recourse advance to a personal injury claimant or litigant. Accordingly, The Seller has agreed to provide the Buyer will an additional pool of Cases that will be utilized when and if the Buyer suffers a loss (a loss being defined as a loss of principal and accrued gain or a

reduction in the total amount due on any individual Case) on one of the Cases contained in Schedule A. The cases that represent this additional pool ("The Additional Collateral Pool") are contained in Schedule B. These cases have been marked as belonging to the Additional Collateral Pool on the books and records of the Seller and contain the same representation as provided for the cases contained in Schedule A.

4. Upon conveyance, Buyer assumes all risk, liability and responsibility for collection of the Cases. Buyer acknowledges that the Buyer has contracted with the Seller to provide full servicing ("The Servicing Contract") for the cases as well as monitoring the Additional Collateral Pool. The Seller, acting as Servicer shall provide the Buyer with Monthly Reports regarding collections as well as the overall status of the cases.

5. In consideration for the Seller entering the Servicing Contract, the Buyer agrees that all payments due the Buyer under the terms of the cases shall be paid as follows upon collection: a) full return of principal amount paid and b) accrued fees that will amount to 14% per annum on the principal amount paid for the cases from the date of this Bill of Sale.

6. Seller agrees that it will provide reasonable assistance to Buyer with regard to providing information about the history of a Case prior to the date of the Bill of Sale, provided same is within Seller's knowledge. Seller shall have no liability whatsoever, other than as specified above, for any Case after the date of the Bill of Sale.

7. Seller believes all personal injury liens referred to Schedule "A" were entered into accordance to NY State Law. Seller believes all the liens are viable in good standing and active.

8. In the event that Seller receives a payment on the account of any sold Case after the date of the Bill of Sale, Seller shall transfer same to Buyer within forty-eight hours of receipt and clearance of such payment.

9. This transaction and document shall be construed under the laws of the State of New York without regard to choice of law provisions. Any dispute arising hereunder shall be adjudicated exclusively in the courts of the State of New York venued in and for the County of Kings. In the event of such a dispute, the prevailing party shall be entitled to reasonable legal fees.

Dated: May 22, 2009

PLAINTIFF FUNDING HOLDING INC. DBA LAWCASH
Seller, by Harvey Hirschfeld, President

MANGO SOFT INC.
Buyer, by Selig Zises

MangoSoft

		Schedule A
05/27/2009	Agyemang, Paul (56758)	$ 6,417.21
05/27/2009	Ayers, Jeff (56215)	$ 1,089.15
05/27/2009	Bailey, Susin E (46240)	$ 8,116.73
05/27/2009	Bailey, Susin E (46240)	$ 3,388.83
05/27/2009	Bailey, Susin E (46240)	$ 7,509.20
05/27/2009	Barnett, Peter Hamlin (45437)	$ 4,705.02
05/27/2009	Brown, Wanda D (56699)	$ 1,136.97
05/27/2009	Bryan, Adam (56903)	$ 3,025.52
05/27/2009	Burke, Takia (53390)	$ 799.02
05/27/2009	Canaie, Karen (56452)	$ 11,641.54
05/27/2009	Crowder, Michael (58460)	$ 11,823.02
05/27/2009	Davis, Kareem (52534)	$ 2,151.20
05/27/2009	Devonish, Abdul-Rahim H (27384)	$ 929.00
05/27/2009	Devonish, Abdul-Rahim H (27384)	$ 4,218.59
05/27/2009	Dorn, Jessie (55414)	$ 1,447.32
05/27/2009	Escudero, Carlos (47508)	$ 7,656.25
05/27/2009	Evans, Shane (57905)	$ 988.05
05/27/2009	Fiedor, Pearl (52837)	$ 6,540.88
05/27/2009	Flowers, Mortez Lamont (56932)	$ 1,737.08
05/27/2009	Frederick, Reynold (52387)	$ 1,536.57
05/27/2009	Geissler, Maryann (57079)	$ 2,494.62
05/27/2009	Gomillion, Earl (56178)	$ 1,499.99
05/27/2009	Gunn, Sterlyn (23902)	$ 12,075.00
05/27/2009	Howell, Eric (51869)	$ 1,531.42
05/27/2009	Johnson, Donita (58181)	$ 844.49
05/27/2009	Jowers, Larry (42902)	$ 1,928.50
05/27/2009	Lynch Goode, Connie (57276)	$ 2,527.87
05/27/2009	Lynn, Michael M (56919)	$ 2,697.25
05/27/2009	Mathias, April (57918)	$ 12,150.44
05/27/2009	Meighan, Patricia (39295)	$ 2,600.01
05/27/2009	Meighan, Patricia (39295)	$ 1,643.74
05/27/2009	Meighan, Patricia (39295)	$ 2,946.25
05/27/2009	Meighan, Patricia (39295)	$ 1,603.65
05/27/2009	Meighan, Patricia (39295)	$ 1,456.55
05/27/2009	Meighan, Patricia (39295)	$ 1,456.55
05/27/2009	Meighan, Patricia (39295)	$ 1,419.87
05/27/2009	Meighan, Patricia (39295)	$ 1,419.87
05/27/2009	Meighan, Patricia (39295)	$ 1,385.24
05/27/2009	Meighan, Patricia (39295)	$ 2,349.51
05/27/2009	Meighan, Patricia (39295)	$ 1,451.65
05/27/2009	Meighan, Patricia (39295)	$ 1,012.77
05/27/2009	Meighan, Patricia (39295)	$ 1,416.23
05/27/2009	Meighan, Patricia (39295)	$ 1,416.23
05/27/2009	Meighan, Patricia (39295)	$ 1,451.65
05/27/2009	Meighan, Patricia (39295)	$ 2,770.51
05/27/2009	Meighan, Patricia (39295)	$ 2,874.40
05/27/2009	Meighan, Patricia (39295)	$ 1,345.81
05/27/2009	Meighan, Patricia (39295)	$ 3,949.08
05/27/2009	Meighan, Patricia (39295)	$ 2,634.86
05/27/2009	Meighan, Patricia (39295)	$ 1,312.97
05/27/2009	Meighan, Patricia (39295)	$ 625.94
05/27/2009	Meighan, Patricia (39295)	$ 3,065.85
05/27/2009	Meighan, Patricia (39295)	$ 2,689.27
05/27/2009	Meighan, Patricia (39295)	$ 1,248.71
05/27/2009	Meighan, Patricia (39295)	$ 2,849.26
05/27/2009	Meighan, Patricia (39295)	$ 2,296.00
05/27/2009	Meighan, Patricia (39295)	$ 2,294.13
05/27/2009	Nicholas, Gillian (42131)	$ 17,591.14
05/27/2009	Nicholas, Gillian (42131)	$ 15,866.20
05/27/2009	Powell, Takiesha N (47369)	$ 881.00
05/27/2009	Rodriguez, Jose (52651)	$ 2,772.06

Schedule A

05/27/2009	Rogers, Larry (46241)	$ 682.57
05/27/2009	Ryan, Jason (51509)	$ 1,703.62
05/27/2009	Ryan, Jason (51509)	$ 921.94
05/27/2009	Ryan, Jason (51509)	$ 2,151.20
05/27/2009	Ryan, Jason (51509)	$ 799.02
05/27/2009	Ryan, Jason (51509)	$ 1,385.90
05/27/2009	Ryan, Jason (51509)	$ 720.67
05/27/2009	Ryan, Jason (51509)	$ 720.67
05/27/2009	Sanderson, Rodney (41810)	$ 10,303.38
05/27/2009	Sanderson, Rodney (41810)	$ 1,651.77
05/27/2009	Satchell, Anya (49405)	$ 4,429.42
05/27/2009	Sebastiano, Rosario (53546)	$ 36,116.74
05/27/2009	Shamilova, Daura (45348)	$ 13,125.00
05/27/2009	Sims, Joshua (56642)	$ 1,740.23
05/27/2009	Skeete, Tyree (56899)	$ 5,677.46
05/27/2009	Solomon, Darnell (48880)	$ 4,259.38
05/27/2009	Speller, Chenell (46611)	$ 2,644.37
05/27/2009	Speller, Chenell (46611)	$ 4,429.42
05/27/2009	Spencer, Tyriek (52957)	$ 2,151.20
05/27/2009	Stewart, John P (58305)	$ 17,343.69
05/27/2009	Taolombo, Rodrigo (55975)	$ 44,254.35
05/27/2009	Teasley, Celia (56611)	$ 1,453.83
05/27/2009	Teasley, Celia (56611)	$ 681.27
05/27/2009	Thomas, Billie Bonnie (57285)	$ 11,778.47
05/27/2009	Varney, Jessica (56854)	$ 11,641.54
05/27/2009	Williams, Sharon (57655)	$ 2,707.46
		$ 402,178.26

SCHEDULE B

MangoSoft

05/27/2009	Dunston, Carl (8529)	$ 8,797.74
05/27/2009	Dunston, Carl (8529)	$ 8,278.90
05/27/2009	Dunston, Carl (8529)	$ 7,491.94
05/27/2009	Dunston, Carl (8529)	$ 6,999.03
05/27/2009	Dunston, Carl (8529)	$ 12,940.11
05/27/2009	Smith, Brenda (11134)	$ 17,788.89
05/27/2009	Smith, Brenda (11134)	$ 5,351.16
05/27/2009	Thomas, Eshiekqua (57249)	$ 10,831.07
05/27/2009	Thomas, Eshiekqua (57249)	$ 7,816.46
05/27/2009	Valladares, Humberto (55934)	$ 5,045.90
05/27/2009	Valladares, Humberto (55934)	$ 3,151.66
05/27/2009	Valladares, Humberto (55934)	$ 3,655.81
05/27/2009	Valladares, Humberto (55934)	$ 3,202.45
		$ 101,351.12